EXHIBIT 10.2



                     INVESTOR REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of February 3, 2004, by and among ADVANCED VIRAL RESEARCH CORP., a Delaware corporation, with its principal office located at 200 Corporate Boulevard South, Yonkers, New York 10701 (the "COMPANY"), and JAMES F. DICKE II and JAMES F. DICKE III (each of whom is hereinafter referred to as an "Investor" and all of whom are referred to as "Investors").

                                    RECITALS

         A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Investors an aggregate of 120,000,000 shares of the Company's common stock, par value $0.00001 per share (the "Shares"), and a warrant to purchase 15,000,000 shares of Common Stock of the Company (the "Warrant") for an aggregate purchase price of Twelve Million Dollars ($12,000,000). Capitalized terms not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.

         B. To induce the Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

         (a) "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

         (b) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange SEC (the "SEC").

         (c) "REGISTRABLE SECURITIES" means the shares of Common Stock issued pursuant to the Securities Purchase Agreement and the shares of Common Stock issuable to Investors upon the exercise of the Warrant.

         (d) "REGISTRATION STATEMENT" means a registration statement under the 1933 Act which covers the Registrable Securities.

2.       DEMAND REGISTRATIONSD

         (a) REQUESTS FOR REGISTRATION. At any time after ninety (90) days from the date hereof, the Investor may demand registration (a "Demand Registration") under the Securities Act of 1933, as amended (the "1933 Act"), of all or a portion of the Registrable Securities owned by the Investor. In order to accomplish such demand, the Investor shall send written notice of the demand to the Company, and such notice shall specify the number of Registrable Securities sought to be registered. The Company shall only be required to effect two Demand Registrations.

         (b) PRIORITY ON DEMAND REGISTRATION. If a Demand Registration is underwritten and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will include in such Demand Registration (i) first, the Registrable Securities requested to be included in such Demand Registration by the Investor; (ii) second, any securities that the Company desires to include on its own behalf; and (iii) third, any shares of Common Stock held by any other stockholder of the Company to whom registration is offered.


         (c) CONTEMPORANEOUS DEMAND. If any holder of the Company's securities that is not a holder of Registrable Securities under this Agreement exercises demand registration rights to have the Company register its securities under the 1933 Act (a "Non-Investor Registration") within a period of 30 days before or after the time the Investor shall have requested a Demand Registration, then the Investor's Demand Registration shall have priority over the Non-Investor Registration.

3.       PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the 1933 Act for its account or for the account of others (other than a Demand Registration, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities and will include in such Piggyback Registration, subject to the allocation provisions below, all Registrable Securities with respect to which the Company has received written requests for inclusion within 30 days after the Company's mailing of such notice. The Company shall not select a form of registration statement which imposes, for its use, limitations on the maximum value or number of securities to be registered if these limitations would preclude registration of the Registrable Securities that the Company has been requested to include in such registration.

         (b) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included as follows: first, the securities the Company proposes to sell on its own behalf; second, securities requested to be included in such registration by the Investor and other stockholders of the Company that hold registration rights as of the date hereof, pro rata based on the number of shares that such person requested for inclusion (it being understood that the Company will use its best efforts to obtain the consent of the holders of such existing registration rights to treat the Investor pari passu with such holders for the purposes of the underwriter cutback provisions set forth above).

         (c) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is initiated as an underwritten secondary registration on behalf of holders of the Company's securities (other than a Demand Registration pursuant to Section 2), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be



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included as follows: first, the securities requested to be included by the holders initiating such registration; and second, Registrable Securities requested to be included in such registration by the Investor.

         (d) SELECTION OF UNDERWRITERS. If any Piggyback Registration is underwritten, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made by the Company.

3.       REGISTRATION ON FORM S-3.

         The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms; and to that end, the Company shall register (whether or not required by law to do so) its Common Stock under the Securities Exchange Act of 1934, as amended, in accordance with the provisions of that Act as soon as possible following the effective date of the first registration of any of the Company's securities under the 1933 Act. After the Company has so qualified, in addition to the rights contained in the foregoing provisions of this Registration Rights Agreement, each holder of Registrable Securities shall have the right to require registration of its Registrable Securities on Form S-3 at the Company's expense and such registration shall not be deemed a Demand Registration, provided that (a) the Registrable Securities to be registered shall have a market value of at least $1 million and (b) the Company shall not be obligated to effect more than one such registration during any 12-month period. When the Company receives notice of any holder's request for a registration on Form S-3, it shall send notice of such proposed registration to all other holders of Registrable Securities.

4.       HOLDBACK AGREEMENTS.

         The Investor shall not effect any public sale or distribution of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to and the 90 days after any underwritten Demand Registration or underwritten Piggyback Registration has become effective (except as part of such underwritten registration).

5.       REGISTRATION PROCEDURES.

         Whenever the Investor has requested that any Registrable Securities be registered pursuant to Section 2, 3 or 4 of this Agreement, the Company will, as expeditiously as possible:


         (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements or term sheet thereto, the Company will furnish the Investor with copies of all such documents proposed to be filed) as promptly as practical;

         (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days;

         (c) furnish to the Investor such number of copies of such registration statement, each amendment and supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus and any term sheet associated therewith), and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor;

         (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter(s) or the Investor may reasonably request;



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

         (e) notify the Investor at any time when a prospectus relating thereto is required to be delivered under the 1933 Act within the period that the Company is required to keep the registration statement effective of the happening of any event as a result of which the prospectus included in such registration statement, together with any associated term sheet, contains an untrue statement of a material fact or omits any fact necessary to make the statement therein not misleading, and, at the request of the Investor, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statement therein not misleading;

         (f) cause all such Registrable Securities to be listed or included on securities exchanges on which similar securities issued by the Company are then listed or included;

         (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

         (h) enter into such customary agreements (including an underwriting agreement in customary form) and take such other customary actions as may be reasonably necessary to expedite or facilitate the disposition of such Registrable Securities;

         (i) obtain a "comfort" letter addressed to the Company from its independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters;

         (j) make available for inspection by the Investor, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Investor or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by Investor or any such underwriter, attorney, accountant or agent in connection with such registration statement;

         (k) use its best efforts to cause the Registrable Securities to be registered with or approved by such governmental agencies or authorities as may be necessary by virtue of the business of the Company to enable Investor to consummate the disposition of the Registrable Securities; and

         (l) furnish, on the date that the Registrable Securities are delivered to the underwriters for sale, an opinion dated as of the such date of the counsel representing the Company for the purpose of such registration in customary form and covering such matters as is customarily given to underwriters in an underwritten public offering.

6.       INDEMNIFICATION.

         (a) The Company hereby indemnifies, to the extent permitted by law, the Investor and its officers, directors, employees and agents, and each person, if any, who controls any of them within the meaning of the 1933 Act (each, an "Indemnified Party") against all losses, claims, damages, liabilities and expenses (including attorney fees) arising out of, resulting from, or related to any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any federal or state securities law, or any rule or regulation promulgated thereunder, any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or associated term sheet or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Indemnified Party expressly for use therein or by any Indemnified Party's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the



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

Company has furnished such Indemnified Party with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify the underwriters, their officers and directors, and each person who controls such underwriters (within the meaning of the 1933 Act) to the same extent as provided above with respect to the indemnification of any Indemnified Party.

         (b) In connection with any registration statement in which the Investor is participating, each such holder will furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (including attorney fees) resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished in writing by such holder specifically for use in preparing the registration statement. Notwithstanding the foregoing, the liability of the Investor under this Section 7(b) shall be limited to an amount equal to the net proceeds actually received by the Investor from the sale of Registrable Securities covered by the registration statement.

         (c) Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Any failure to give prompt notice shall deprive a party of its right to indemnification hereunder only to the extent that such failure shall have adversely affected the indemnifying party. If the defense of any claim is assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled, or elects not, to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either: (i) Investor, its officers, directors, employees, agents or any controlling person of any of them, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of Investor, its officers, directors, employees, agents or any person controlling them in circumstances for which indemnification is provided under this Section 6; then, and in each such case, the Company and Investor will contribute to the aggregate losses, claims, damages, liabilities or expenses to which they may be subject (after contribution from others) as is appropriate to reflect the relative fault of the Company and Investor in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as the relative benefit received by the Company and Investor as a result of the offering in question, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation that does not take into consideration the foregoing equitable consideration; provided that, in any such case (A) Investor will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent




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misrepresentation (within the meaning of Section 11(f) of the 1933 Act will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

7.       PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         The Investor may not participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the Company, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8.       EXPENSES OF REGISTRATION.

         All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2, 3 and 4, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

9.       MISCELLANEOUS.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:              Advanced Viral Research Corp.
                                200 Corporate Boulevard South
                                Yonkers, New York 10701
                                Attention: Eli Wilner, Chief Executive Officer
                                Telephone:  (914) 376-7383
                                Facsimile: (914) 376-7638

With a copy to:                 Berman Rennert Vogel & Mandler, P.A.
                                100 SE Second Street, Suite 2900
                                Miami, Florida  33131
                                Attention:  Charles J. Rennert, Esq.
                                Telephone: (305) 577-4171
                                Facsimile:  (305) 347-6463

If to James F. Dicke II:        20 South Washington Street
                                New Bremen, Ohio 45869

If to James F. Dicke III:       30 South Washington Street
                                New Bremen, Ohio 45869



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With a copy to:                 Thompson Hine LLP
                                2000 Courthouse Plaza N.E.
                                Dayton, Ohio 45402
                                Attn: J. Michael Herr, Esq.


or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or
(iii) above, respectively.

         (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (d) The laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and the Investors as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Superior Courts of the State of New York, sitting in Westchester County, New York and federal courts for the District of New York covering Westchester County, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         (e) This Agreement, the Securities Purchase Agreement and related documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and related documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

         (f) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.



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

         (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (j) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

         (k) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Investor Registration Rights Agreement to be duly executed as of day and year first above written.

                                       ADVANCED VIRAL RESEARCH CORP.


                                       By: /S/ ELI WILNER
                                       -----------------------------------------
                                       Name: Eli Wilner
                                       Title:  Chief Executive Officer


                                       INVESTORS:


                                       /s/ JAMES F. DICKE II
                                       -----------------------------------------
                                       James F. Dicke II


                                       /s/ JAMES F. DICKE III
                                       -----------------------------------------
                                       James F. Dicke III






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